UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 12, 2009

Date of report (date of earliest event reported)

Foundation Coal Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32331	42-1638663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Corporate Boulevard, Suite 300, Linthicum Heights, MD 21090-2227

(Address of Principal Executive Offices)

410-689-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

We entered into Restricted Stock Unit Agreements (the “RSU Agreements”) effective January 12, 2009 with James F. Roberts, Kurt D. Kost, Frank J. Wood, James J. Bryja and Allen Scott Pack, Jr. The RSU Agreements include the following material terms (capitalized terms are defined in each of the RSU Agreements):

Mr. Roberts:

•

111,207 Restricted Stock Units (54,921 Time Restricted Stock Units, 28,143 EBITDA Restricted Stock Units, 28,143 Free Cash Flow (“FCF”) Restricted Stock Units) granted pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan with a grant date of January 12, 2009.

•

One-third of the Time Restricted Stock Units are earned on December 31, 2009 and each December 31st thereafter until such Time Restricted Stock Units are one hundred percent earned. Time Restricted Stock Units vest on January 1, 2010, January 1, 2011 and January 1, 2012, respectively.

•

Subject to achieving certain EBITDA performance criteria, up to one-third of each of the EBITDA Restricted Stock Units and EBITDA Cash Units can be earned on each Performance Date through December 31, 2011.

•	Subject to achieving certain Free Cash Flow performance criteria, up to one-third of the FCF Restricted Stock Units and FCF Cash Units can be earned on each Performance Date through December 31, 2011.

•

26,088 Performance Cash Units (13,044 EBITDA Cash Performance Units and 13,044 FCF Cash Performance Units) granted pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan with a grant date of January 12, 2009.

•	If above target performance is achieved, up to an additional fifty percent (50%) of each of EBITDA Cash Performance Upside Units and FCF Cash Performance Upside Units, respectively, may be earned.

•

If above target performance is achieved, EBITDA Cash Upside Units and FCF Cash Upside Units up to an amount equivalent to fifty percent (50%) of the original grant amount of the EBITDA Performance RSU and FCF Performance RSU, respectively, may be earned.

•	Contingent upon continued employment, Performance Restricted Stock Units and Performance Cash Units earned on each Performance Date vest on February 27, 2012.

Mr. Kost:

•

58,497 Restricted Stock Units (28,887 Time Restricted Stock Units, 14,805 EBITDA Restricted Stock Units, 14,805 Free Cash Flow (“FCF”) Restricted Stock Units) granted pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan with a grant date of January 12, 2009.

•

One-third of the Time Restricted Stock Units are earned on December 31, 2009 and each December 31st thereafter until such Time Restricted Stock Units are one hundred percent earned. Time Restricted Stock Units vest on January 1, 2010, January 1, 2011 and January 1, 2012, respectively.

•

Subject to achieving certain EBITDA performance criteria, up to one-third of each of the EBITDA Restricted Stock Units and EBITDA Cash Units can be earned on each Performance Date through December 31, 2011.

•	Subject to achieving certain Free Cash Flow performance criteria, up to one-third of the FCF Restricted Stock Units and FCF Cash Units can be earned on each Performance Date through December 31, 2011.

•

13,722 Performance Cash Units (6,861 EBITDA Cash Performance Units and 6,861 FCF Cash Performance Units) granted pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan with a grant date of January 12, 2009.

•	If above target performance is achieved, up to an additional fifty percent (50%) of each of EBITDA Cash Performance Upside Units and FCF Cash Performance Upside Units, respectively, may be earned.

•

If above target performance is achieved, EBITDA Cash Upside Units and FCF Cash Upside Units up to an amount equivalent to fifty percent (50%) of the original grant amount of the EBITDA Performance RSU and FCF Performance RSU, respectively, may be earned.

•	Contingent upon continued employment, Performance Restricted Stock Units and Performance Cash Units earned on each Performance Date vest on February 27, 2012.

Mr. Wood:

•

31,173 Restricted Stock Units (15,393 Time Restricted Stock Units, 7,890 EBITDA Restricted Stock Units, 7,890 Free Cash Flow (“FCF”) Restricted Stock Units) granted pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan with a grant date of January 12, 2009.

•

One-third of the Time Restricted Stock Units are earned on December 31, 2009 and each December 31st thereafter until such Time Restricted Stock Units are one hundred percent earned. Time Restricted Stock Units vest on January 1, 2010, January 1, 2011 and January 1, 2012, respectively.

•

Subject to achieving certain EBITDA performance criteria, up to one-third of each of the EBITDA Restricted Stock Units and EBITDA Cash Units can be earned on each Performance Date through December 31, 2011.

•	Subject to achieving certain Free Cash Flow performance criteria, up to one-third of the FCF Restricted Stock Units and FCF Cash Units can be earned on each Performance Date through December 31, 2011.

•

7,314 Performance Cash Units (3,657 EBITDA Cash Performance Units and 3,657 FCF Cash Performance Units) granted pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan with a grant date of January 12, 2009.

•	If above target performance is achieved, up to an additional fifty percent (50%) of each of EBITDA Cash Performance Upside Units and FCF Cash Performance Upside Units, respectively, may be earned.

•

If above target performance is achieved, EBITDA Cash Upside Units and FCF Cash Upside Units up to an amount equivalent to fifty percent (50%) of the original grant amount of the EBITDA Performance RSU and FCF Performance RSU, respectively, may be earned.

•	Contingent upon continued employment, Performance Restricted Stock Units and Performance Cash Units earned on each Performance Date vest on February 27, 2012.

Mr. Bryja:

•

37,917 Restricted Stock Units (18,723 Time Restricted Stock Units, 9,597 EBITDA Restricted Stock Units, 9,597 Free Cash Flow (“FCF”) Restricted Stock Units) granted pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan with a grant date of January 12, 2009.

•

One-third of the Time Restricted Stock Units are earned on December 31, 2009 and each December 31st thereafter until such Time Restricted Stock Units are one hundred percent earned. Time Restricted Stock Units vest on January 1, 2010, January 1, 2011 and January 1, 2012, respectively.

•

Subject to achieving certain EBITDA performance criteria, up to one-third of each of the EBITDA Restricted Stock Units and EBITDA Cash Units can be earned on each Performance Date through December 31, 2011.

•	Subject to achieving certain Free Cash Flow performance criteria, up to one-third of the FCF Restricted Stock Units and FCF Cash Units can be earned on each Performance Date through December 31, 2011.

•

8,898 Performance Cash Units (4,449 EBITDA Cash Performance Units and 4,449 FCF Cash Performance Units) granted pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan with a grant date of January 12, 2009.

•	If above target performance is achieved, up to an additional fifty percent (50%) of each of EBITDA Cash Performance Upside Units and FCF Cash Performance Upside Units, respectively, may be earned.

•

If above target performance is achieved, EBITDA Cash Upside Units and FCF Cash Upside Units up to an amount equivalent to fifty percent (50%) of the original grant amount of the EBITDA Performance RSU and FCF Performance RSU, respectively, may be earned.

•	Contingent upon continued employment, Performance Restricted Stock Units and Performance Cash Units earned on each Performance Date vest on February 27, 2012.

Mr. Pack:

•

23,517 Restricted Stock Units (11,613 Time Restricted Stock Units, 5,952 EBITDA Restricted Stock Units, 5,952 Free Cash Flow (“FCF”) Restricted Stock Units granted pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan with a grant date of January 12, 2009.

•

One-third of the Time Restricted Stock Units are earned on December 31, 2009 and each December 31st thereafter until such Time Restricted Stock Units are one hundred percent earned. Time Restricted Stock Units vest on January 1, 2010, January 1, 2011 and January 1, 2012, respectively.

•

Subject to achieving certain EBITDA performance criteria, up to one-third of each of the EBITDA Restricted Stock Units and EBITDA Cash Units can be earned on each Performance Date through December 31, 2011.

•	Subject to achieving certain Free Cash Flow performance criteria, up to one-third of the FCF Restricted Stock Units and FCF Cash Units can be earned on each Performance Date through December 31, 2011.

•

5,520 Performance Cash Units (2,760 EBITDA Cash Performance Units and 2,760 FCF Cash Performance Units) granted pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan with a grant date of January 12, 2009.

•	If above target performance is achieved, up to an additional fifty percent (50%) of each of EBITDA Cash Performance Upside Units and FCF Cash Performance Upside Units, respectively, may be earned.

•

If above target performance is achieved, EBITDA Cash Upside Units and FCF Cash Upside Units up to an amount equivalent to fifty percent (50%) of the original grant amount of the EBITDA Performance RSU and FCF Performance RSU, respectively, may be earned.

•	Contingent upon continued employment, Performance Restricted Stock Units and Performance Cash Units earned on each Performance Date vest on February 27, 2012.

A copy of the RSU Agreements are furnished as Exhibits 99.1- 99.5 and are incorporated herein by reference to this Item.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

Exhibit 99.1	Award Agreement by and among Foundation Coal Holdings, Inc. and James F. Roberts effective January 12, 2009

Exhibit 99.2	Award Agreement by and among Foundation Coal Holdings, Inc. and Kurt D. Kost effective January 12, 2009

Exhibit 99.3	Award Agreement by and among Foundation Coal Holdings, Inc. and Frank J. Wood effective January 12, 2009

Exhibit 99.4	Award Agreement by and among Foundation Coal Holdings, Inc. and James J. Bryja effective January 12, 2009

Exhibit 99.5	Award Agreement by and among Foundation Coal Corporation and Allen Scott Pack, Jr. effective January 12, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 14, 2009

Foundation Coal Holdings, Inc.

/s/ Frank J. Wood
Senior Vice President and Chief Financial Officer